________________________________________________________________________________
                                                                               1

DEAR SHAREHOLDERS:

OUR THOUGHTS AND PRAYERS GO TO THE FAMILIES AND FRIENDS OF ALL THOSE WHO WERE IMPACTED BY THE HORRENDOUS ATTACKS ON THE U.S. ON SEPTEMBER 11. THE IMPRESSIVE DEDICATION OF RESCUE WORKERS AND THE OVERWHELMING CONCERN OF CITIZENS THROUGHOUT THE UNITED STATES AND THE WORLD HELPED TO UNITE US ALL, AS WE MOVE FORWARD WITH RESOLVE.

Our report for CIGNA High Income Shares (the "Fund") covering the nine months ended September 30, 2001 follows.

HIGH YIELD BOND MARKET SUMMARY

The tragic events of September 11 reverberated throughout the capital markets. Investor fears of weakening consumer confidence and business conditions along with the uncertainties surrounding the unprecedented terrorist attacks caused investors to become highly risk averse. As expected, investors fled from all risk assets and, in a classic "flight to quality", stampeded into money market funds and short- and intermediate-term U.S. Treasury securities. As a result, yields on U.S. Treasuries, the safest and most liquid instruments in the world, were driven down to 40-year lows.

High yield bonds, after a stellar performance in July and August when the Lehman Brothers High Yield Bond Index gained 1.47% and 1.18%, respectively, the market declined a whopping 6.72% in September. This sudden reversal brought third quarter performance to a negative 4.23%, one of the largest declines on record.

During the third quarter, the U.S. equity market also dramatically declined, suffering its worst quarterly drop since the stock market crash of 1987. Both the Dow Jones Industrial Average and S & P 500 Index fell over 15%, while the NASDAQ was down over 30%. Year to date through September 30, the Lehman Brothers High Yield Bond Index returned -0.47%, outperforming the S&P 500 Index that is down 20%, but lagging both the Lehman Brothers Aggregate Bond Index and U.S. Credit Index, which were up 8.39% and 9.42%, respectively.

While the overall high yield market declined certain industries did report positive performance. These industries include recession-resistant industries such as food, healthcare, and supermarkets. Cyclicals such as metals and packaging that were already dramatically undervalued also posted gains during the period. Industries that declined dramatically included airlines, aerospace and insurance which were off 25.0%, 13.4% and 10.5%, respectively.

On the economic front, the sudden shock to consumer confidence should push the already slowing U.S. economy into recession. We expect negative GDP (gross domestic product) growth in both the third and fourth quarters of this year. Two consecutive quarters of negative GDP growth is the classic definition of a recession. However, bold and aggressive actions by U.S. policymakers on both the monetary and fiscal policy fronts should limit the severity of the recession, and more importantly, contribute to a robust economic recovery during the second half of 2002.

STRATEGY

Following the events of September 11, we upgraded the quality of the Fund's portfolio by buying higher rated bonds and moving up in the capital structure to senior notes. We also continue our strategy of investing in companies in out-of-favor industries that trade at substantial discounts to their maturity values. This approach is balanced by overweights in recession-resistant industries such as grocery and food.

We maintain our investment discipline of searching for companies with solid management teams, strong market share, solid credit statistics

________________________________________________________________________________
                                                                               2


and adequate liquidity. We believe we are being attractively rewarded for investing in these fundamentally solid companies that can weather the economic slowdown.

Underweights during the quarter included aerospace, homebuilders and hotels.

The Fund's average quality is B3. The Fund's average duration is 3.7 years, below the Index duration of 4.8 years.

PERFORMANCE

CIGNA High Income Shares underperformed its benchmark for the quarter and year-to-date. Based on net asset value, the Fund returned -11.59% for the quarter and -14.51% year-to-date compared with its benchmark, the Lehman Brothers High Yield Bond Index, which returned -4.23% for the quarter and -0.47% year-to-date. The underperformance was due mainly to an underweighting in BB bonds that outperformed substantially as the market fell. The return for the quarter based on the market value of the Fund's shares traded on the New York Stock Exchange was -11.09% for the quarter and -5.43% year-to-date.

OUTLOOK

Over the next 12 months, we believe the high yield market presents an opportunity to generate substantial returns as the economy bottoms. While the market will be volatile due to the economic uncertainty, bonds are greatly undervalued compared with historic levels. The average bond is now trading at only 75% of maturity value. Many of these bonds are issued by leading U.S. companies that have solid assets, strong management teams, and adequate liquidity and cash flow. Tremendous investment opportunities are available with the debt securities of these companies.

We believe our strategy of investing in undervalued, market-leading companies with strong assets and management teams will be rewarded over time.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES                             3
September 30, 2001 (Unaudited)



                                           PRINCIPAL             VALUE
                                           (000)                 (000)
-----------------------------------------------------------------------
BONDS AND NOTES - 136.4%
AUTO AND TRUCK - 4.9%
Autonation, Inc., 9.00%, 2008 (144A
     security acquired Aug. 2001 for
     $1,308) (a)                         $ 1,320            $    1,241
Collins & Aikman Products Co.,
     11.50%, 2006                          4,000                 3,600
Exide Corp., 10.00%, 2005                  2,000                 1,400
Navistar International Corp.,
     9.38%, 2006                           1,490                 1,341
                                                     ------------------
                                                                 7,582
                                                     ------------------

BROADCASTING AND MEDIA - 4.9%
American Lawyer Media, Inc.,
     9.75%, 2007                           4,500                 3,150
Innova S DE R.L., 12.88%, 2007             4,280                 3,595
Ziff Davis Media, Inc., 12.00%, 2010       2,000                   800
                                                     ------------------
                                                                 7,545
                                                     ------------------

CABLE TV - 5.9%
Adelphia Communications Corp.,
      10.88%, 2010                         1,000                   880
Callahan Nordrhein-Westfalen,
      14.00%, 2010                         2,000                 1,100
Charter Communications Holdings, LLC,
     10.25%, 2010                          4,000                 3,800
     10.00%, 2011 (144A security
      acquired May 2001 for $1,000)(a)     1,000                   955
Telewest Communications PLC,
     11.00%, 2007                          3,050                 1,983
United Pan Europe Communications N.V.,
     11.25%, 2010                          3,480                   487
                                                     ------------------
                                                                 9,205
                                                     ------------------

CHEMICALS - 4.7%
Huntsman ICI Chemicals, Inc.,
     10.13%, 2009                          4,000                 3,440
Lyondell Chemical Co.,
     10.88%, 2009                          3,000                 2,460
United Industries Corp., 9.88%, 2009       1,730                 1,349
                                                     ------------------
                                                                 7,249
                                                     ------------------

CONSUMER PRODUCTS AND SERVICES - 10.7%
Buhrmann U.S., Inc., 12.25%, 2009           4,800                4,224
Desa International, Inc., 9.88%, 2007       2,750                1,073
Encompass Services Corp.,
    10.50%, 2009 (144A security
    acquired June 2001 for $1,130) (a)      1,150                  782
Integrated Electrical Services,
    9.38%, 2009                               740                  651
Jostens, Inc., 12.75%, 2010                 3,350                3,350




                                           PRINCIPAL             VALUE
                                            (000)                (000)
-----------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES (CONTINUED)
Remington Products Co., LLC,
    11.00%, 2006                          $   500             $    420
    11.00%, 2006 (144A security
    acquired May 2001 for $2,410) (a)       2,500                2,100
Samsonite Corp., 10.75%, 2008               5,750                4,083
                                                     ------------------
                                                                16,683
                                                     ------------------

CONTAINERS AND PAPER - 7.8%
Gaylord Container Corp.,
    9.88%, 2008                             6,000                1,530
Outsourcing Services Group, Inc.,
    10.88%, 2006                            2,750                2,063
Pliant Corp., 13.00%, 2010                  3,700                2,942
Riverwood International Corp.,
    10.88%, 2008                            6,000                5,580
                                                     ------------------
                                                                12,115
                                                     ------------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 4.7%
Amkor Technologies, Inc.,
    10.50%, 2009                            4,400                3,432
Dictaphone Corp., 11.75%, 2005 (b)          2,465                  123
Ingram Micro, Inc., 9.88%, 2008 (144A
    security acquired Aug. 2001 for
     $1,203) (a)                            1,210                1,107
Nortek, Inc., 9.88%, 2011                   1,650                1,452
Viasystems, Inc.,
    9.75%, 2007                             4,500                  900
    9.75%, 2007, Series B                   1,700                  340
                                                     ------------------
                                                                 7,354
                                                     ------------------
ENTERTAINMENT - 10.7%
American Skiing Co., 12.00%, 2006          5,250                 3,675
Ameristar Casinos, Inc.,
     10.75%, 2009                          4,500                 4,545
Ballys Total Fitness Holdings,
     9.88%, 2007                           1,500                 1,485
Booth Creek Ski Holdings, Inc.,
     12.50%, 2007                          2,880                 2,304
Hollywood Casino Shreveport,
     13.00%, 2006                          2,200                 2,046
MGM Mirage, Inc., 9.75%, 2007                610                   596
Park Place Entertainment Corp.,
     8.88%, 2008                           2,000                 1,905
                                                     ------------------
                                                                16,556
                                                     ------------------

FINANCIAL - 4.2%
Dollar Financial Group, Inc.,
     10.88%, 2006                          3,400                 3,264
Labranche & Co., Inc., 12.00%, 2007        1,150                 1,230
Lodgian Financing Corp., 12.25%, 2009      4,200                 2,100
                                                     ------------------
                                                                 6,594
                                                     ------------------



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES                             4
September 30, 2001 (Unaudited) (Continued)

                                           PRINCIPAL             VALUE
                                           (000)                 (000)
-----------------------------------------------------------------------
FOOD AND BEVERAGES - 12.7%
Di Giorgio Corp., 10.00%, 2007          $  3,000              $  2,790
Great Atlantic & Pacific Tea Co.,
     7.75%, 2007                           3,825                 3,366
Grupo Azucarero Mexico S.A.,
     11.50%, 2005 (b)                      2,175                   331
Imperial Holly Corp., 9.75%, 2007 (b)      5,000                 1,075
Mastellone Hermonos S.A.,
     11.75%, 2008                          2,070                   932
Nash Finch Co., 8.50%, 2008                2,000                 1,860
Premier International Foods PLC,
     12.00%, 2009                          4,500                 4,613
Stater Brothers Holdings, Inc.,
     10.75%, 2006                          4,100                 4,059
Vlasic Foods International, Inc.,
     10.25%, 2009 (b)                      3,350                   771
                                                     ------------------
                                                                19,797
                                                     ------------------

HEALTH CARE - 2.8%
Magellan Health Services, Inc.,
      9.00%, 2008                          4,490                 4,311
Mediq, Inc., 11.00%, 2008 (b)              6,500                    65
                                                     ------------------
                                                                 4,376
                                                     ------------------

INDUSTRIAL - 7.2%
Blount, Inc., 13.00%, 2009                  6,150                2,675
Flowserve Corp., 12.25%, 2010               1,000                1,035
Foamex Capital Corp., 13.50%, 2005          5,500                4,235
Goss Holdings, Inc., 12.25%, 2005           2,764                  221
Grove Worldwide LLC, 9.25%, 2008 (b)        4,400                   44
International Wire Group, Inc.,
    11.75%, 2005,                             530                  504
Neenah Corp.,
    11.13%, 2007, Series B 2,650 1,537
    11.13%, 2007, Series E (144A security
    acquired Nov. 1998 for $1,553) (a)      1,500                  870
                                                     ------------------
                                                                11,121
                                                     ------------------

METALS - 4.9%
Doe Run Resource Corp.,
    11.25%, 2005                            4,000                1,380
Kaiser Aluminum & Chemicals Corp.,
    12.75%, 2003                            4,030                2,902
National Steel Corp., 9.88%, 2009           1,210                  448
Renco Steel Holdings, Inc.,
    10.88%, 2005                            5,850                  556
United States Steel LLC, 10.75%, 2008
    (144A security acquired July 2001
    for $2,401) (a)                         2,430                2,260
                                                     ------------------
                                                                 7,546
                                                     ------------------


                                           PRINCIPAL             VALUE
                                           (000)                 (000)
-----------------------------------------------------------------------
MISCELLANEOUS - 14.2%
Allied Waste North America, Inc.,
    10.00%, 2009                           $  320               $  335
American Color Graphics, Inc.,
    12.75%, 2005                            5,500                5,253
Host Marriott Corp., 7.88%, 2008            2,240                1,803
Mail-Well I Corp., 8.75%, 2008              4,000                2,920
Murrin Murrin Holdings Ltd.,
    9.38%, 2007                             1,325                  994
Quebecor Media Inc., 11.13%, 2011
    (144A security acquired June 2001
    for $2,464) (a)                         2,520                2,495
United Rentals, Inc.,
    9.00%, 2009                             3,750                3,375
    9.25%, 2009                             1,350                1,215
Williams Scottman, Inc.,
    9.88%, 2007                             4,160                3,744
                                                     ------------------
                                                                22,134
                                                     ------------------
RETAIL - 10.4%
Avis Rent A Car, Inc., 11.00%, 2009        4,125                 4,552
Budget Group, Inc., 9.13%, 2006            4,655                 1,117
Jo-Ann Stores, Inc., 10.38%, 2007          5,000                 3,200
Pep Boys-Manny Moe & Jack,
     7.00%, 2005                           1,000                   850
Saks, Inc., 7.50%, 2010                    3,850                 2,503
Tommy Hilfiger USA, Inc.,
     6.85%, 2008                           2,890                 2,515
Winn-Dixie Stores, Inc., 8.88%, 2008       1,500                 1,448
                                                     ------------------
                                                                16,185
                                                     ------------------
TECHNOLOGY - 1.0%
Exodus Communications, Inc.,
     11.25%, 2008 (b)                      4,800                   552
Orbital Imaging Corp., 11.63%, 2005 (b)    3,500                   700
PSI Net, Inc.,
     10.50%, 2006 (b)                      2,360                   145
     11.00%, 2009 (b)                      3,115                   187
                                                     ------------------
                                                                 1,584
                                                     ------------------

TELECOMMUNICATIONS - 10.1%
Alestra S.A., 12.13%, 2006                 1,105                   834
Global Crossings Holdings Ltd.,
     9.63%, 2008                           3,000                 1,305
Hyperion Telecommunications, Inc.,
     12.00%, 2007                          3,920                   941
KMC Telecom Holdings, Inc.,
     13.50%, 2009                          3,605                   469
McLeod USA, Inc.,
     12.00%, 2008                          3,730                 1,119
     11.50%, 2009                          1,000                   280


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES                             5
September 30, 2001 (Unaudited) (Continued)

                                           PRINCIPAL             VALUE
                                           (000)                 (000)
-----------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Nextlink Communications, Inc.,
     10.75%, 2008                       $  1,500               $   300
     10.50%, 2009                          2,450                   613
     10.75%, 2009                            335                    67
NTL Communications Corp., 11.88%, 2010     4,000                 2,010
NTL, Inc., 12.75%, 2005 (d)                2,750                 1,375
Poland Telecom Finance BV,
      14.00%, 2007 (b)                     3,000                     -
Talton Holdings, Inc., 11.00%, 2007        2,800                 1,764
Time Warner Telecom, Inc.,
     10.13%, 2011                          1,260                   869
Transtel Pass-Thru Trust,
    12.50%, 2007 (b)                       4,250                   860
Versatel Telecom BV,
     13.25%, 2008                          3,550                   870
     13.25%, 2008                          2,000                   490
Williams Communications, Inc.,
    10.88%, 2009                           3,600                 1,512
Winstar Communications, Inc.,
    12.50%, 2008 (b)                       5,000                    50
                                                     ------------------
                                                                15,728
                                                     ------------------

TEXTILES - 4.6%
Cluett American Corp.,
    10.13%, 2008                           5,000                 3,350
Levi Strauss & Co., 11.63%, 2008           5,420                 3,848
                                                     ------------------
                                                                 7,198
                                                     ------------------

TRANSPORTATION - 2.4%
Atlas Air, Inc., 10.75%, 2005              5,885                 3,767
                                                     ------------------

WIRELESS COMMUNICATIONS - 7.6%
Centennial Cellular, Inc.,
    10.75%, 2008                           3,635                 3,126
Nextel Communications, Inc.,
     9.38%, 2009                           3,000                 1,830
Spectrasite Holdings, Inc.,
    10.75%, 2010                           4,950                 3,267
Telecorp PCS, Inc., 10.63%, 2010           3,925                 3,572
                                                     ------------------
                                                                11,795
                                                     ------------------
TOTAL BONDS AND NOTES
  (Cost - $341,700)                                            212,114
                                                     ------------------


                                         NUMBER OF                VALUE
                                          SHARES                  (000)
------------------------------------------------------------------------
COMMON STOCKS - 0.1%
Goss Holdings, Inc., Class B (cost $0)(c) 64,467              $     129
                                                   ---------------------

WARRANTS - 0.1%
Convergent Communications, Inc.,
  Exp. 2008 (a) (c)                       30,000                      -
Jostens, Inc., Exp. 2010 (c)               4,350                     88
Orbital Imaging Corp., Exp. 2005 (a) (c)   4,250                      -
Pliant Corp., Exp. 2010 (a) (c)            3,700                      8
Poland Telecom Finance BV, Exp. 2007 (c)   2,500                      -
Primus Telecommunications, Inc.,
  Exp. 2004 (c)                            4,250                      -
Versatel Telecom B.V., Exp. 2008 (c)       6,550                      -
                                                   ---------------------
Total Warrants (Cost - $473)                                         96
                                                   ---------------------

TOTAL INVESTMENTS IN SECURITIES - 136.6%
     (Total Cost - $343,132) (d)                                212,339
Liabilities in excess of other assets - (36.6%)                 (56,877)
                                                   ---------------------
NET ASSETS - 100%                                           $   155,462
                                                   =====================

(a) Indicates restricted security; the aggregate fair value of restricted securities is $11,817,254 (aggregate cost $13,453,960), which is approximately 7.60% of net assets.
(b)  Defaulted securities.
(c)  Non-income producing securities.
(d) At September 30, 2001, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $342,565,659, was as follows:

      Aggregate gross unrealized appreciation for all
      Investments in which there was an excess of value
      over tax cost                                        $  1,368,264

      Aggregate gross unrealized depreciation for all Investments in which there was an excess of tax

      cost over value                                      (131,594,832)
                                                         ---------------

     Unrealized depreciation - net                        $(130,226,568)
                                                         ===============

    ------------------------------------------------------------
     QUALITY RATINGS* OF LONG-TERM BONDS AND NOTES (UNAUDITED)
     September 30, 2001

                                          MARKET       % OF
                                          VALUE       MARKET
                                          (000)       VALUE
     ----------------------------------------------------------
     Baa/BBB                               $12,208        5.8%
     Ba/BB                                  31,381       14.8%
     B/B                                   129,897       61.2%
     Below B                                38,628       18.2%
                                        ----------- -----------
                                          $212,114      100.0%
                                        =========== ===========

     *The higher of Moody's or Standard & Poor's Ratings.
   -------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       6


STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (UNAUDITED)
(IN THOUSANDS)

ASSETS:
Investments in securities at value            $ 212,339
Cash                                                  1
Interest receivable                               9,790
Receivables for investments sold                    147
Investment for Trustees' deferred
    compensation plan                               278
                                            ------------
      TOTAL ASSETS                              222,555
                                            ------------
LIABILITIES:
Loan payable                                     59,982
Payable for investments purchased                 4,008
Dividend payable                                  2,379
Deferred Trustees' fees payable                     278
Accrued interest payable                            168
Accrued advisory fees payable                       141
Other accrued expenses (including $36
    due to affiliate)                               137
                                            ------------
      TOTAL LIABILITIES                          67,093
                                            ------------

NET ASSETS (Equivalent to $2.94 per share
     based on 52,852 shares of beneficial
    interest outstanding; unlimited number
    of shares authorized)                     $ 155,462
                                            ============

COMPONENTS OF NET ASSETS:
Paid in capital                               $ 404,286
overdistributed net investment income            (3,281)
Accumulated net realized loss                  (114,750)
Net unrealized depreciation of investments     (130,793)
                                            ------------
NET ASSETS                                    $ 155,462
                                            ============
COST OF INVESTMENTS                           $ 343,132
                                            ============



STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
(IN THOUSANDS)

INVESTMENT INCOME:
INCOME:
    Interest                                                          $27,208
EXPENSES:
    Interest expense                                     3,388
    Investment advisory fees                             1,394
    Custodian fees and expenses                             75
    Administrative services                                 74
    Shareholder reports                                     68
    Transfer agent fees and expenses                        54
    Auditing and legal fees                                 35
    Trustees' fees                                          19
    Other                                                   42
                                                    -----------
      Total expenses                                                    5,149
                                                                    -----------
NET INVESTMENT INCOME                                                  22,059
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON
     INVESTMENTS:
     Net realized loss from investments                               (48,323)
     Unrealized depreciation of investments                              (293)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS                                                    (48,616)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                                 $ (26,557)
                                                                    ===========




The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       7



STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                     FOR THE NINE
                                     MONTHS ENDED        FOR THE YEAR
                                    SEPTEMBER 30,           ENDED
                                         2001            DECEMBER 31,
                                     (UNAUDITED)             2000
                                   ----------------- ------------------
OPERATIONS:
Net investment income                  $     22,059        $    35,179
Net realized loss from investments          (48,323)           (23,893)
Unrealized depreciation on
  investments                                  (293)           (79,507)
                                   ----------------- ------------------
Net decrease from operations                (26,557)           (68,221)
                                   ----------------- ------------------

DIVIDENDS AND DISTRIBUTIONS:
From net investment income                  (23,127)           (38,047)
                                   ----------------- ------------------
   Total dividends and
   distributions                            (23,127)           (38,047)
                                   ----------------- ------------------

CAPITAL SHARE TRANSACTIONS:
Net increase from 658 and
   614 capital shares issued to
   shareholders in reinvestment of
   distributions, respectively                2,745              3,317
                                   ----------------- ------------------
Net increase from Fund share
   Transactions                               2,745              3,317
                                   ----------------- ------------------
NET DECREASE IN NET ASSETS                  (46,939)          (102,951)
NET ASSETS:
Beginning of period                         202,401            305,352
                                   ----------------- ------------------
End of period *                        $    155,462        $   202,401
                                   ================= ==================
* includes overdistributed net
   investment income of:               $      3,281        $     2,940
                                   ================= ==================



STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
(IN THOUSANDS)



CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
  Repayment of borrowing                        $     (26,981)
  Dividends paid in cash                              (21,918)
                                               ---------------
    Total amount used                                 (48,899)
                                               ---------------

CASH PROVIDED (USED) BY OPERATIONS:
  Purchases of portfolio securities                  (116,849)
  Proceeds from sales of portfolio securities         143,261
                                               ---------------
    Total amount provided                              26,412
                                               ---------------

  Net Investment Income (excludes amortized
    discount of $909)                                  21,150
  Net change in receivables/payables
   related to operations                                1,336
                                               ---------------
  Total other amounts                                  22,486
                                               ---------------
  Net Decrease in Cash                                     (1)
  Cash, Beginning of Period                                 2
                                              ----------------
  Cash, End of Period                           $           1
                                              ================


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       8

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE NINE
                                              MONTHS ENDED
                                            SEPTEMBER 30, 2001                      FOR THE YEAR ENDED DECEMBER 31,
                                                (UNAUDITED)        2000           1999          1998          1997       1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD            $   3.88        $  5.92        $  6.39       $  7.88       $  7.43     $  7.19
INCOME FROM INVESTMENT OPERATIONS

Net investment income (a)                           0.42           0.68           0.81          0.88          0.87        0.85
Net realized and unrealized gain (loss) on
  investments                                      (0.92)         (1.99)         (0.46)        (1.49)         0.44        0.29
                                                  ---------     ---------       --------      --------      --------    --------
TOTAL FROM INVESTMENT OPERATIONS                   (0.50)         (1.31)          0.35         (0.61)         1.31        1.14
                                                  ---------     ---------       --------      --------      --------    --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income               (0.44)         (0.73)         (0.82)        (0.88)        (0.86)       (0.90)
                                                  ---------     ---------       --------      --------      --------    --------
TOTAL DIVIDENDS AND DISTRIBUTIONS                  (0.44)         (0.73)         (0.82)        (0.88)        (0.86)       (0.90)
                                                  ---------     ---------       --------      --------      --------    --------
NET ASSET VALUE, END OF PERIOD                 $    2.94        $  3.88        $  5.92       $  6.39       $  7.88     $   7.43
                                               ============     =========      =========     =========     =========   =========
MARKET VALUE, END OF PERIOD                    $    3.55        $  4.19        $  5.38       $  7.25       $  8.44     $   8.38
                                               ============     =========      =========     =========     =========   =========
TOTAL INVESTMENT RETURN:
Per share market value                             (5.43)% (c)   (10.05)%       (16.18)%       (3.35)%        11.65%      19.25%
Per share net asset value (b)                     (14.51)% (c)   (24.21)%         5.78%        (8.31)%        18.58%      16.70%
RATIOS TO AVERAGE NET ASSETS
Expenses (includes interest expense)                3.51% (d)      4.16%          3.40%         3.40%         3.28%        3.35%
Expenses (excludes interest expense)                1.20% (d)      1.09%          1.02%         0.97%         1.06%        1.07%
Net investment income                              15.00% (d)     13.13%         13.05%        12.05%        11.28%       11.60%
PORTFOLIO TURNOVER                                    46% (c)        38%            49%           56%           74%          78%
NET ASSETS, END OF PERIOD (000 OMITTED)        $ 155,462      $ 202,401      $ 305,352    $  324,289   $    295,256  $  273,500


(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Not annualized.
(d) Annualized.



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)             9



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

Effective January 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and now amortizes premium and discount on all debt securities. The cumulative effect of this accounting change did not have an impact on total net assets for the Fund, but resulted in a reclassification between cost of securities held, net investment income, net realized gains and losses and net unrealized appreciation/depreciation.

Prior to the change, the Fund did not amortize premiums or discounts for book purposes, except for original issue discounts, which were accreted over the life of the respective securities.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and distributed monthly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital

________________________________________________________________________________
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) 10



gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a re-classification to paid in capital may be required.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders, which will generally enable the Fund to borrow up to the lesser of: (A) $100,000,000; or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 31, 2002. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time or at fixed rates as may be agreed to between the Fund and the lender. The average borrowings outstanding during the nine months ended September 30, 2001 were $85,722,549, at an average interest rate of approximately 5.28%. As of September 30, 2001, the Fund was paying interest at an average annual rate of 3.66% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.50% thereafter.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the nine months ended September 30, 2001, the Fund paid or accrued $73,852.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the nine months ended September 30, 2001 were $120,857,145 and $143,408,490, respectively.

6. CAPITAL LOSS CARRYOVER. At December 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $65,802,748, of which $1,753,142, $28,678,393 and $35,363,213 expire in 2003, 2007 and 2008, respectively. For
2000, the Fund had a post-October loss in the amount of $310,040. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                      11


TRUSTEES                                                                              OFFICERS
                                           Thomas C. Jones
Hugh R. Beath                              PRESIDENT, CIGNA RETIREMENT & INVESTMENT   Richard H. Forde
ADVISORY DIRECTOR                          SERVICES AND CHAIRMAN OF THE BOARD         CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           TIMESSQUARE CAPITAL MANAGEMENT, INC.       AND PRESIDENT


Richard H. Forde                           Paul J. McDonald
MANAGING DIRECTOR                          SPECIAL ADVISOR TO THE BOARD OF DIRECTORS  Alfred A. Bingham III
TIMESSQUARE CAPITAL MANAGEMENT, INC.       FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER

Russell H. Jones
VICE PRESIDENT AND TREASURER                                                          Jeffrey S. Winer
KAMAN CORPORATION                                                                     VICE PRESIDENT AND SECRETARY

________________________________________________________________________________
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06104.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, Stock Transfer Department, P.O. Box 8200, Boston, MA, 02266-8200, or call 1-800-426-5523.
________________________________________________________________________________

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 CIGNA

CIGNA High Income Shares                [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
100 Front Street
Suite 300
Worcester, MA 01608

                                                                      CIGNA HIGH
                                                                   INCOME SHARES

--------------------                    ________________________________________
 PRESORTED STANDARD
    U.S. POSTAGE                                            THIRD QUARTER REPORT
       PAID                                                   SEPTEMBER 30, 2001
 SO. HACKENSACK, NJ
    PERMIT 750
--------------------




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